UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 28, 2021

Date of Report (Date of earliest event reported)

DESKTOP METAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38835	83-2044042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

63 3rd Avenue

Burlington, Massachusetts 01803

(Address of principal executive offices) (Zip Code)

(978) 224-1244

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	DM	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously announced, on August 11, 2021, Desktop Metal, Inc., a Delaware corporation (the “Company” or “DM”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Texas Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub I”), Texas Merger Sub II, LLC., a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub II”), and The ExOne Company, a Delaware corporation (“ExOne”), pursuant to which, subject to the terms and conditions set forth therein, (i) Merger Sub I will merge with and into ExOne, with ExOne as the surviving corporation and (ii) ExOne will merge with and into Merger Sub II (the “Mergers”), with Merger Sub II surviving the Mergers as a wholly owned subsidiary of the Company.

The Mergers are subject to the satisfaction or waiver of certain closing conditions including, among other things, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Waiting Period”). The HSR Waiting Period expired on October 28, 2021 at 11:59 p.m. Eastern Time.

Subject to obtaining ExOne stockholder approval and the satisfaction of other closing conditions to the Mergers, DM currently expects the Mergers to close in the fourth quarter of 2021.

Additional Information and Where to Find It

In connection with the proposed transaction, Desktop Metal filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which includes a preliminary proxy statement of ExOne and a prospectus with respect to shares of Desktop Metal’s Class A common stock to be issued in the proposed transaction (the “proxy statement/prospectus”). INVESTORS AND SECURITY HOLDERS OF DESKTOP METAL AND EXONE ARE URGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT IS PART OF THE REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Desktop Metal has filed a proxy statement/prospectus with the SEC, and beginning on October 12, 2021, ExOne mailed the proxy statement/prospectus to its stockholders in connection with meeting to be held to request approval of the proposed transaction. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from Desktop Metal at its website, ir.desktopmetal.com, or from ExOne at its website, investor.exone.com.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Desktop Metal, ExOne and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning Desktop Metal’s participants is set forth in the proxy statement, filed June 17, 2021, for Desktop Metal’s 2021 annual meeting of stockholders as filed with the SEC on Schedule 14A and on certain of its Current Reports on Form 8-K. Information concerning ExOne’s participants is set forth in the proxy statement, filed April 1, 2021, for ExOne’s 2021 annual meeting of stockholders as filed with the SEC on Schedule 14A and on certain of its Current Reports on Form 8-K. Additional information regarding the interests of such participants in the solicitation of proxies, including direct and indirect interests, in respect of the proposed transaction will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Note Regarding Forward Looking Statements

This communication relates to a proposed business combination transaction between Desktop Metal and ExOne. This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this communication, including statements regarding the anticipated benefits of the proposed transaction, anticipated impact of the proposed transaction on Desktop Metal’s and ExOne’s future results of operations and financial position, the amount and timing of synergies from the proposed transaction, the anticipated closing date, and other aspects of Desktop Metal’s and ExOne’s operations or results, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this communication are only predictions. Each of Desktop Metal and ExOne has based these forward-looking statements on current information and their respective management’s current expectations and beliefs. These forward-looking statements speak only as of the date of this communication and are subject to a number risks and uncertainties, including, without limitation, the following: the impact of the COVID-19 pandemic on Desktop Metal’s and ExOne’s business, including their suppliers and customers; the effect of the transaction (or announcement thereof) on the ability of Desktop Metal or ExOne to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom they do business; risks that the transaction disrupts current plans and operations; the ability of Desktop Metal and ExOne to consummate the proposed transaction in a timely manner or at all, including the ability to secure regulatory approvals; impact to Desktop Metal’s business if the transaction is not consummated; successful integration of Desktop Metal’s and ExOne’s businesses and realization of synergies and benefits; the ability of Desktop Metal to implement business plans, forecasts and other expectations following the completion of the transaction; risk that actual performance and financial results following completion of the transaction differ from projected performance and results; and business disruption following the transaction. A more fulsome discussion of the risks related to the proposed transaction will be included in the proxy statement/prospectus. For additional information about other risks and uncertainties that could cause actual results of the transaction to differ materially from those described in the forward-looking statements in this communication of Desktop Metal’s business, financial condition, results of operations and prospects generally, please refer to Desktop Metal’s reports filed with the Securities Exchange Commission (“SEC”), including without limitation the “Risk Factors” and/or other information included in the Form 8-K to be filed by Desktop Metal in connection with the transaction, the Form 10-Q filed with the SEC on August 11, 2021 and such other reports as Desktop Metal has filed or may file with the SEC from time to time. For additional information about risks and uncertainties that may cause actual results of the transaction to differ materially from those described, please refer to ExOne’s reports filed with the SEC, including without limitation the “Risk Factors” and/or other information included in such reports. While the list of factors presented here is, and the list of factors presented in the proxy statement/prospectus will be considered representative, no such list should be considered to be a complete statement of all risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Except as required by applicable law, neither Desktop Metal nor ExOne will update any forward-looking statements to reflect new information, future events, changed circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2021	DESKTOP METAL, INC.

	By:	/s/ Meg Broderick
	Name:	Meg Broderick
	Title:	General Counsel and Corporate Secretary